                                                                   EXHIBIT 99.2


[PRIDE INTERNATIONAL LOGO]
                                                                    NEWS RELEASE
             5847 SAN FELIPE, SUITE 3300 - HOUSTON, TEXAS 77057 - (713) 789-1400
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                       Contact: Earl W. McNiel
                                                     Nicolas J. Evanoff
                                                     (713) 789-1400

               PRIDE INTERNATIONAL REPORTS SECOND QUARTER RESULTS

         HOUSTON, TEXAS, AUGUST 14, 2003 - Pride International, Inc. (NYSE: PDE) reported a net loss for the second quarter of 2003 of $18,411,000, or $.14 per share, on revenues of $408,615,000. Results for the quarter include a loss provision of $30,485,000, or $.23 per share, net of estimated taxes, related to construction of deepwater platform rigs on behalf of two customers. For the same period in 2002, Pride reported a net loss of $4,313,000, or $.03 per share, on revenues of $309,484,000.

         For the six-month period ended June 30, 2003 the net loss was $14,663,000, or $.11 per share, on revenues of $804,036,000. Results for the period include net losses of $28,261,000, or $.21 per share, net of estimated taxes, related to construction of deepwater platform rigs on behalf of two customers. For the corresponding six-month period in 2002, the net loss was $4,204,000, or $.03 per share, on revenues of $608,041,000.

         Performance in our contract drilling and E&P services businesses for the second quarter of 2003 improved considerably over the prior year period and sequentially over the first quarter of 2003. In the Gulf of Mexico, results were positively impacted by the deployment to Mexico and startup of nine jackup rigs and one semisubmersible subsequent to the first quarter of 2002 and to higher dayrates among our jackups operating in the U.S. Gulf of Mexico. Average utilization of the Company's Gulf of Mexico jackup fleet during the second quarter of 2003 increased to 62% from 41% during the second quarter of 2002. Utilization was also 62% during the first quarter of 2003. Average daily revenues per rig during the second quarter of 2003 increased to $30,800 from $24,700 during the prior year second quarter and from $30,500 during the first quarter of 2003.

         Results from international offshore operations also increased from the second quarter of 2002 and the first quarter of 2003, reflecting the continued high utilization of the Company's floating rigs and international jackups. The return to a full quarter's operation of two semisubmersibles, the Pride South America and Pride South Atlantic, following scheduled periodic surveys completed during the first quarter contributed to improved results, as did the commencement of a higher dayrate contract for the jackup rig Pride Pennsylvania in May 2003. Results were negatively affected by scheduled periodic surveys on the jackup rig Pride Cabinda and the tender-assisted rig Piranha during the quarter.

         Results for the Company's international land operations and E&P Services segment improved considerably from the second quarter of 2002 and first quarter of 2003, due primarily to accelerating activity levels in Venezuela and Argentina and the commencement of operations of a 3,000-horsepower rig deployed in Kazakhstan during the fourth quarter of 2002.

         In Kazakhstan, we operate two large land rigs under contracts that required substantial engineering, logistics and construction work to modify, enhance and deploy the rigs in accordance with the customer's specifications. We received up-front fees that are being recognized over the period of drilling. The unamortized balance of these fees at June 30, 2003 was $26.4 million, net of taxes, of which approximately $23.9 million is expected to be recognized in the third quarter of 2003 and $2.5 million in the fourth quarter.

         Pride will host a conference call at 10:00 a.m. central time on Friday, August 15, 2003, to further discuss earnings for the quarter, recent events and management's operational outlook. Individuals who wish to participate in the conference call may do so by dialing (877) 917-1554 in the United States or
(773) 756-4816, outside of the United States. The conference leader will be Paul Bragg, President and Chief Executive Officer of Pride, and the password is "Pride". In addition, the conference call will be broadcast live, on a listen-only basis, over the Internet at http://www.firstcallevents.com/service/ajwz387621282gf12.html. A replay of the conference call, as well as an update of the contract status of the Company's rig fleet, historical financial statements and segment information and supplemental operating statistics, will be available on Pride's corporate web site at http://www.prideinternational.com.

         Pride International, Inc., headquartered in Houston, Texas, is one of the world's largest drilling contractors. The Company provides onshore and offshore drilling and related services in more than 30 countries, operating a diverse fleet of 331 rigs, including two ultra-deepwater drillships, 11 semisubmersible rigs, 35 jackup rigs, and 29 tender-assisted, barge and platform rigs, as well as 254 land rigs.

         The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements, including amounts expected to be recognized in future periods from contracts in Kazakhstan, and any other statements that are not historical facts, are subject to certain risks, uncertainties and assumptions as identified herein or disclosed from time to time in the Company's filings with the Securities and Exchange Commission. These factors include, but are not limited to the timing and results of the ongoing comprehensive review of our construction projects and risks associated with contractual pricing in the offshore marine construction industry. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

                            PRIDE INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                               THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                      JUNE 30,               JUNE 30,
                                                              ---------------------   ---------------------
                                                                 2003        2002        2003        2002
                                                              ---------   ---------   ---------   ---------
Revenues                                                      $ 408,615   $ 309,484   $ 804,036   $ 608,041
Operating costs                                                 309,530     195,565     572,227     382,963
                                                              ---------   ---------   ---------   ---------
Gross margin                                                     99,085     113,919     231,809     225,078
Depreciation and amortization                                    59,463      56,370     120,259     111,075
Selling, general and administrative                              29,965      22,291      53,710      45,693
                                                              ---------   ---------   ---------   ---------
Earnings from operations                                          9,657      35,258      57,840      68,310
                                                              ---------   ---------   ---------   ---------
Other income (expense)
         Interest expense                                       (32,124)    (33,245)    (64,803)    (64,380)
         Interest income                                            819       1,679       1,073       3,023
         Other, net                                               4,894      (2,182)      1,630         134
                                                              ---------   ---------   ---------   ---------
           Total other income (expense), net                    (26,411)    (33,748)    (62,100)    (61,223)
                                                              ---------   ---------   ---------   ---------
Earnings (loss) before income taxes and minority interest       (16,754)      1,510      (4,260)      7,087
Income tax provision (benefit)                                   (2,509)      1,128         976       2,078
Minority interest                                                 4,166       4,695       9,427       9,213
                                                              ---------   ---------   ---------   ---------
Net loss                                                      $ (18,411)  $  (4,313)  $ (14,663)  $  (4,204)
                                                              =========   =========   =========   =========
Net loss per share
         Basic                                                $   (0.14)  $   (0.03)  $   (0.11)  $   (0.03)
         Diluted                                              $   (0.14)  $   (0.03)  $   (0.11)  $   (0.03)
Weighted average shares outstanding
         Basic                                                  134,246     133,094     134,189     132,979
         Diluted                                                134,246     133,094     134,189     132,979

                            PRIDE INTERNATIONAL, INC.
                          RESULTS BY OPERATING SEGMENT
                                 (in thousands)
                                   (Unaudited)

                                                                    THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                         JUNE 30,                  JUNE 30,
                                                                   ----------------------   ----------------------
                                                                      2003         2002        2003         2002
                                                                   ---------    ---------   ---------    ---------
Revenues
     Gulf of Mexico                                                $  58,888    $  38,245   $ 115,153    $  70,845
     International offshore                                          172,135      157,846     335,312      317,498
     International land                                              119,043       68,662     218,793      141,982
     E&P services                                                     32,526       15,681      57,163       32,621
     Technical services                                               26,023       29,050      77,615       45,095
                                                                   ---------    ---------   ---------    ---------
         Total revenues                                              408,615      309,484     804,036      608,041
                                                                   ---------    ---------   ---------    ---------

Operating Costs
     Gulf of Mexico                                                   40,764       34,599      83,898       64,156
     International offshore                                           87,568       77,544     168,521      157,752
     International land                                               84,012       46,397     152,220       96,442
     E&P services                                                     23,627       10,980      41,718       22,887
     Technical services                                               73,559       26,045     125,870       41,726
                                                                   ---------    ---------   ---------    ---------
         Total operating costs                                       309,530      195,565     572,227      382,963
                                                                   ---------    ---------   ---------    ---------

Gross Margin
     Gulf of Mexico                                                   18,124        3,646      31,255        6,689
     International offshore                                           84,567       80,302     166,791      159,746
     International land                                               35,031       22,265      66,573       45,540
     E&P services                                                      8,899        4,701      15,445        9,734
     Technical services                                              (47,536)       3,005     (48,255)       3,369
                                                                   ---------    ---------   ---------    ---------
         Total gross margin                                        $  99,085    $ 113,919   $ 231,809    $ 225,078
                                                                   =========    =========   =========    =========

Days Worked
         Gulf of Mexico                                                2,003        1,646       3,913        3,027
         International Offshore                                        2,446        2,308       4,835        4,476
         International Land                                           15,772       10,946      30,775       20,348

Utilization
         Gulf of Mexico                                                   47%          43%         49%          40%
         International Offshore                                           87%          91%         89%          90%
         International Land                                               77%          62%         77%          60%

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                            PRIDE INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                                            JUNE 30,      DECEMBER 31,
                                                                              2003            2002
                                                                           -----------    ------------
                                                                                    (Unaudited)
                                     ASSETS
CURRENT ASSETS
         Cash and cash equivalents                                         $    68,674     $   133,986
         Restricted cash                                                        52,161          52,700
         Trade receivables, net                                                314,457         265,885
         Parts and supplies, net                                                81,490          64,920
         Deferred income taxes                                                   3,320           3,332
         Other current assets                                                  173,797         148,561
                                                                           -----------     -----------
                  Total current assets                                         693,899         669,384
                                                                           -----------     -----------
PROPERTY AND EQUIPMENT, net                                                  3,400,047       3,395,774
                                                                           -----------     -----------
OTHER ASSETS
         Investments in and advances to affiliates                              30,576          29,620
         Goodwill, net                                                          69,014          72,014
         Other assets                                                          167,276         158,203
                                                                           -----------     -----------
                  Total other assets                                           266,866         259,837
                                                                           -----------     -----------
                                                                           $ 4,360,812     $ 4,324,995
                                                                           ===========     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
         Accounts payable                                                  $   175,161     $   186,657
         Accrued expenses                                                      239,194         243,190
         Deferred income taxes                                                     957             985
         Short-term borrowings                                                  44,145          17,724
         Current portion of long-term debt                                     184,414          95,610
         Current portion of long-term lease obligations                          2,761           2,679
                                                                           -----------     -----------
                  Total current liabilities                                    646,632         546,845
                                                                           -----------     -----------
OTHER LONG-TERM LIABILITIES                                                     97,983          91,145
LONG-TERM DEBT, net of current portion                                       1,730,886       1,791,619
LONG-TERM LEASE OBLIGATIONS, net of current portion                             11,155          12,511
DEFERRED INCOME TAXES                                                           75,931         100,966
MINORITY INTEREST                                                               91,631          82,204
STOCKHOLDERS' EQUITY                                                         1,706,594       1,699,705
                                                                           -----------     -----------
                                                                           $ 4,360,812     $ 4,324,995
                                                                           ===========     ===========